UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Sec.240.14a-12

Twilio Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A-6(i)(1) and 0-11

Your **Vote** Counts!

TWILIO INC.

2023 Annual Meeting
Vote by June 12, 2023
8:59 PM PT

TWILIO INC.
101 SPEAR STREET, FIFTH FLOOR
SAN FRANCISCO, CALIFORNIA 94105

You invested in TWILIO INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2023
9:00 AM Pacific Time
For holders as of April 17, 2023

Virtually at:
www.virtualshareholdermeeting.com/TWLO2023

*We will be hosting the meeting virtually via live audio webcast at the website address listed above. Please check the proxy materials for instructions on how to access the meeting and vote before or at the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting, as described in the more complete proxy materials available to you online. You may view the proxy materials online at www.ProxyVote.com or request a paper or email copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. To elect three Class I Directors: **Nominees:** 01) Charles Bell 02) Jeffrey Immelt 03) Erika Rottenberg	For
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For

NOTE: In their discretion, the proxies will vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.